LONG TERM LOANS	12 Months Ended
Dec. 31, 2021
Long-term Debt, by Current and Noncurrent [Abstract]
LONG TERM LOANS

NOTE 10 -LONG TERM LOANS

During 2021, TAT received loans from commercial banks in an aggregate amount of $3 million. These new loans are in addition to three previous loans received in 2020 in an aggregate amount of $3.3 million. An amount of $691 was classified to short-term loan as of December 31, 2021. These loans are guaranteed by the Israeli government. The loans bear annual interest of 3.1% (Prime Rate+1.5%) which are paid in equal monthly instalments as of April 2021 through February 2031.Repayment of the principal amount of the loans will begin on 2022.

During 2020 TAT received a loan of approximately $3.1 million under the U.S. Small Business Administration Payroll Protection Program (“PPP”) which was created under the Coronavirus Aid, Relief and Economic Security Act. Under the PPP, repayment of the loan, including interest, may be forgiven based on payroll expenses, rent, utilities and other qualifying expenses incurred during a certain period following receipt of the loan, provided that TAT will adhere to specific requirements outlined in the PPP. Based on SBA's forgiveness approval notice, an amount of $1.7M has been recognized as a grant in 2020 and $1.4 million has been recognized as a grant in 2021.

The grant was recognized as a deduction from cost of revenues and the related operating expenses.

In March 2021 TAT received a short-term credit line of $3 million from a commercial bank in the US. This new credit line is in addition to a previous credit line received in 2020 in an aggregate amount of $3 million with the same conditions. The loans bear an annual interest rate of 3.6% and can be renewed by the end of the year for additional 12-month period. The carrying amounts of the short-term credit line is approximate fair value because of its short maturities. The loans have financial covenants such as a) tangible net worth to funded debt ratio of not less than 3 to 1, b) positive EBITDA, and c) minimum eligible accounts receivable of $6 million. The company satisfied such covenants as of December 31, 2021 and 2020.

Maturities on long term loans are as follows:

Year	Amount
2022	$691
2023	877
2024	877
2025	738
2026 and after	3,487
$6,670